UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 10, 2007

                             Pacific Capital Bancorp
             (Exact name of registrant as specified in its charter)

         California                   0-11113            95-3673456
(State or other jurisdiction        (Commission       (I.R.S. Employer
      of incorporation)            File Number)      Identification No.)


              1021 Anacapa Street, Santa Barbara, CA              93101
             (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (805) 564-6405

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS

Share Repurchases Pursuant to Trading Plan

On August 10, 2007, as part of our previously announced share repurchase program, we entered into a rule 10b5-1 trading plan with Sandler O'Neill & Partners, LP. Pursuant to the plan, we agreed to repurchase company shares with an aggregate purchase price of $25 million. The shares shall be repurchased in accordance with the requirements of Exchange Act Rule 10b-18(b)(2), (b)(3) and
(b)(4). The agreement with Sandler O'Neill will expire no later than August 1, 2008.


                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        PACIFIC CAPITAL BANCORP

Date:  August 13, 2007                  /s/ Frederick W. Clough
                                        -----------------------
                                        Frederick W. Clough
                                        Executive Vice President
                                        and General Counsel